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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 22, 2002
                                 Date of Report
                        (Date of earliest event reported)



                              NUEVO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                     0-10537                 76-0304436
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

                          1021 Main Street, Suite 2100
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                 (713) 652-0706
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable to this filing.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Not applicable to this filing.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable to this filing.

ITEM 5. OTHER EVENTS.

         Not applicable to this filing.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable to this filing.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable to this filing.

(c)      EXHIBITS.

      EXHIBIT
      NUMBER                      TITLE OF DOCUMENT
      ------                      -----------------
       99.1       Nuevo Energy Company Fourth Quarter 2001 Financial Guidance

ITEM 8. CHANGE IN FISCAL YEAR.

         Not applicable to this filing.

ITEM 9. REGULATION FD DISCLOSURE.

         The information attached hereto as Exhibit 99.1 is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       NUEVO ENERGY COMPANY


                                       By:  /s/ Janet F. Clark
                                            ----------------------------------
  Dated:  January 22, 2002                  Janet F. Clark
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                      TITLE OF DOCUMENT
-------                     -----------------
  99.1             Nuevo Energy Company Fourth Quarter 2001 Financial Guidance